UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 25, 2004

FIFTH THIRD BANCORP

(Exact Name of Registrant as Specified in Its Charter)

OHIO

(State or Other Jurisdiction of Incorporation)

0-8076	31-0854434
(Commission File Number)	(IRS Employer Identification No.)

Fifth Third Center 38 Fountain Square Plaza, Cincinnati, Ohio	45263
(Address of Principal Executive Offices)	(Zip Code)

(513) 534-5300

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On August 25, 2004 the Registrant issued a Press Release attached hereto as Exhibit 99.1. In the Release, the Registrant announced the appointment of Kevin T. Kabat as Executive Vice President, Retail Banking, Affiliate Administration and Marketing for the Bancorp. Mr. Kabat, 47, will be assuming this role from Robert P. Niehaus on October 8, 2004. Mr. Niehaus, 58, will retire on that date.

Mr. Kabat has served as an Executive Vice President of the Registrant since December 2003 and President and CEO of Fifth Third Bank (Western Michigan) since April 2001. Previously, Mr. Kabat was Vice Chairman of Old Kent Financial Corporation and President and CEO of Old Kent Bank.

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1 Press Release of Fifth Third Bancorp dated August 25, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIFTH THIRD BANCORP (Registrant)

August 25, 2004	/S/ R. MARK GRAF
R. Mark Graf Senior Vice President and Chief Financial Officer

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